UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2016

Bigfoot Project Investments Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-186706	45-3942184
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

570 El Camino Real NR-150 Redwood City, CA    94063

(Address of principal executive offices)

(415) 518-8494

(Registrant's telephone number)

__________________________________________

Former name or former address, if changed since last report)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On January 8, 2016, the Board of Directors elected to close the registrant’s S-1 offering as the offering period was closing and it was felt there was no way to reach the minimum offering prior to the expiration of the offering period. All funds received under this offering are in the process of being returned.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

a. None

b. Exhibits

Number

Exhibit

------

 -------

None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIGFOOT PROJECT INVESTMENTS, INC.

Dated: January 8, 2016

By:     /s/ Tom Biscardi

Name: Tom Biscardi

Title: Chief Executive Officer

(Principal Executive Officer and duly authorized signatory)